                                                                      EXHIBIT 24
                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2004, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2004.



                                                        /s/ JAMES L. BARKSDALE
                                                        -----------------------
                                                        James L. Barksdale

STATE OF MISSISSIPPI

COUNTY OF MADISON


     I, Sharon S. Lucius, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James L. Barksdale, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                        /s/ SHARON S. LUCIUS
                                                        -----------------------
                                                        Notary Public

My Commission Expires:

OCTOBER 16, 2005
--------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2004, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 2004.



                                                        /s/ AUGUST A. BUSCH IV
                                                        -----------------------
                                                        August A. Busch IV

STATE OF VIRGINIA

COUNTY OF JAMES CITY


     I, Allison M. Hayes, a Notary Public in and for said County, in the aforesaid State, do hereby certify that August A. Busch IV, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                        /s/ ALLISON M. HAYES
                                                        -----------------------
                                                        Notary Public

My Commission Expires:

APRIL 30, 2006
--------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2004, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 2004.



                                                        /s/ JOHN A. EDWARDSON
                                                        -----------------------
                                                        John A. Edwardson

STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that John A. Edwardson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                        /s/ ANNE R. COLEMAN
                                                        -----------------------
                                                        Notary Public

My Commission Expires:

OCT. 11, 2005
--------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2004, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2004.



                                                        /s/ JUDITH L. ESTRIN
                                                        -----------------------
                                                        Judith L. Estrin

STATE OF CALIFORNIA

COUNTY OF SAN MATEO

     I, Cari M. Hebel, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Judith L. Estrin, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.



                                                        /s/ CARI M. HEBEL
                                                        -----------------------
                                                        Notary Public

My Commission Expires:

OCTOBER 19, 2004
--------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2004, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 2004.



                                                        /s/ J. KENNETH GLASS
                                                        -----------------------
                                                        J. Kenneth Glass

STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that J. Kenneth Glass, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                        /s/ ANNE R. COLEMAN
                                                        -----------------------
                                                         Notary Public

My Commission Expires:

OCT. 11, 2005
--------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2004, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2004.



                                                        /s/ PHILIP GREER
                                                        -----------------------
                                                        Philip Greer

STATE OF CALIFORNIA

COUNTY OF SAN FRANCISCO


     I, Michael Farnham, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Philip Greer, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                        /s/ MICHAEL FARNHAM
                                                        -----------------------
                                                        Notary Public

My Commission Expires:

OCT. 14, 2005
--------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2004, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 2004.



                                                        /s/ J.R. HYDE, III
                                                        -----------------------
                                                        J. R. Hyde, III

STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that J. R. Hyde, III, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                        /s/ ANNE R. COLEMAN
                                                        -----------------------
                                                        Notary Public

My Commission Expires:

OCT. 11, 2005
--------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2004, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 2004.


                                                       /s/ SHIRLEY ANN JACKSON
                                                       -----------------------
                                                       Shirley Ann Jackson


STATE OF NEW YORK

COUNTY OF RENSSELAER


     I, Patrice M. DeCoster, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Shirley Ann Jackson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.


                                                       /s/ PATRICE M. DECOSTER
                                                       -----------------------
                                                       Notary Public

My Commission Expires:

     8/25/05
--------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2004, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 2004.



                                                        /s/ GEORGE J. MITCHELL
                                                        -----------------------
                                                        George J. Mitchell

WASHINGTON

DISTRICT OF COLUMBIA


     I, Victoria K. Wolf, a Notary Public in and for said County, in the aforesaid State, do hereby certify that George J. Mitchell, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                        /s/ VICTORIA K. WOLF
                                                        -----------------------
                                                        Notary Public

My Commission Expires:

8/31/07
--------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2004, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 2004.



                                                        /s/ JOSHUA I. SMITH
                                                        -----------------------
                                                        Joshua I. Smith

WASHINGTON

DISTRICT OF COLUMBIA


     I, Kay D. Dallosta, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Joshua I. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                        /s/ KAY D. DALLOSTA
                                                        -----------------------
                                                        Notary Public

My Commission Expires:

JUNE 14, 2007
--------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2004, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 2004.


                                                        /s/ PAUL S. WALSH
                                                        -----------------------
                                                        Paul S. Walsh


UNITED KINGDOM OF GREAT BRITAIN

CITYOF LONDON ENGLAND


     I, James Kerr Milligan, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Paul S. Walsh, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                        /s/ JAMES KERR MILLIGAN
                                                        -----------------------
                                                        Notary Public

My Commission Expires:

WITH LIFE
--------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, a Director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2004, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 2004.



                                                        /s/ PETER S. WILLMOTT
                                                        -----------------------
                                                        Peter S. Willmott


STATE OF ILLINOIS

COUNTY OF COOK


     I, Carolyn M. Denham, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Peter S. Willmott, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                        /s/ CAROLYN M. DENHAM
                                                        -----------------------
                                                        Notary Public

My Commission Expires:

08-20-05
--------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the principal financial officer of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2004, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of June, 2004.



                                                        /s/ ALAN B. GRAF, JR.
                                                        -----------------------
                                                        Alan B. Graf, Jr.

STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                        /s/ MARY T. BRITT
                                                        -----------------------
                                                        Notary Public

My Commission Expires:

MARCH 29, 2005
--------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the principal executive officer and a director of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2004, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2004.



                                                        /s/ FREDERICK W. SMITH
                                                        -----------------------
                                                        Frederick W. Smith


STATE OF TENNESSEE

COUNTY OF SHELBY


     I, June Y. Fitzgerald, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                        /s/ JUNE Y. FITZGERALD
                                                        -----------------------
                                                        Notary Public

My Commission Expires:

OCTOBER 10, 2006
--------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned, the principal accounting officer of FedEx Corporation (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and Alan B. Graf, Jr., and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 2004, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of July, 2004.



                                                        /s/ JOHN L. MERINO
                                                        -----------------------
                                                        John L. Merino

STATE OF TENNESSEE

COUNTY OF SHELBY


     I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that John L. Merino, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                        /s/ ANNE R. COLEMAN
                                                        -----------------------
                                                        Notary Public

My Commission Expires:

OCT. 11, 2005
--------------------